Exhibit 10.1

AMENDMENT NO. 6 TO INTERIM ASSESSMENT AGREEMENT

This sixth amendment (this “Amendment”) to the Interim Assessment Agreement dated as of March 29, 2017 (as amended, the “Interim Assessment Agreement”),1 by and among Georgia Power Company, for itself and as agent for Oglethorpe Power Corporation, Municipal Electric Authority of Georgia and The City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners (collectively, “GPC”), and Westinghouse Electric Company LLC, WECTEC Staffing Services LLC, and WECTEC Global Project Services, Inc. f/k/a Stone and Webster (collectively, the “Debtors,” and together with GPC, the “Parties”), is entered into as of the 22nd day of June, 2017.
RECITALS
WHEREAS, as of March 29, 2017, GPC and the Debtors entered into the Interim Assessment Agreement to set forth the relative rights and obligations of the Parties with respect to the Vogtle Project during the Interim Assessment Period; and
WHEREAS, on March 30, 2017, the Bankruptcy Court entered an order (D.I. 68) in the Debtors’ bankruptcy cases permitting them to enter into and perform under the Interim Assessment Agreement; and
WHEREAS, section 2 of the Interim Assessment Agreement permits the Interim Assessment Period to be extended by agreement of all of the Parties; and
WHEREAS, on April 28, 2017, May 12, 2017, June 3, 2017, June 5, 2017 and June 9, 2017, the Parties entered into the Amendment No. 1, Amendment No. 2, Amendment No. 3,

1 Capitalized terms not otherwise defined herein have the meanings given to them in the Interim Assessment Agreement.

Amendment No. 4 and Amendment No. 5, respectively, to the Interim Assessment Agreement pursuant to which the Parties amended the Interim Assessment Agreement to, among other things, extend the Interim Assessment Period; and
WHEREAS the Parties desire to amend the Interim Assessment Agreement to further extend the Interim Assessment Period.
AGREEMENT

NOW THEREFORE, in consideration of the recitals, the Parties, each intending to be legally bound hereby, agree to amend the Interim Assessment Agreement as follows:
1.Paragraph 2 of the Interim Assessment Agreement shall be deleted and replaced in its entirety to read as follows: “This Agreement shall extend from the Effective Date to and through the earlier of (a) 5:00 p.m., Eastern Time, on June 28, 2017 and (b) termination of the Interim Assessment Agreement by any Party upon five (5) business days’ notice (the “Interim Assessment Period”). The Interim Assessment Period may be extended by agreement of all the Parties.”

2.This Amendment shall be construed in connection with and as part of the Interim Assessment Agreement, and all terms, conditions, and covenants contained in the Interim Assessment Agreement, except as herein modified, shall be and shall remain in full force and effect. The Parties hereto agree that they are bound by the terms, conditions, and covenants of the Interim Assessment Agreement as amended hereby.
3.The Parties hereto agree that the terms of this Amendment shall be deemed effective as of the date hereof.

4.This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.
5.This Amendment shall be governed by the laws of the State of New York, without regard to the application of New York’s conflict of law principles. Each Party consents to the exclusive jurisdiction of the Bankruptcy Court to resolve any dispute arising out of or relating to this Amendment.
6.Except as expressly provided for in this Amendment, the Interim Assessment Agreement remains unchanged.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT FOR OGLETHORPE POWER CORPORATION, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA AND THE CITY OF DALTON, GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER, LIGHT AND SINKING FUND COMMISSIONERS

By:  /s/Chris Cummiskey

Date:  June 22, 2017
WESTINGHOUSE ELECTRIC COMPANY, LLC By: /s/David C. Durham Date: June 22, 2017

WECTEC GLOBAL PROJECT SERVICES, INC. By: /s/David C. Durham Date: June 22, 2017

WECTEC STAFFING SERVICES LLC By: /s/David C. Durham Date: June 22, 2017

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